UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
     ______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 12, 2004
     ______________________________________________________________________

                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



         Arizona                      000-24946                86-0649974
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)




       5601 W. Buckeye Road, Phoenix, Arizona           85043
      (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          On April 12, 2004, the Audit Committee of the Board of Directors of Knight Transportation, Inc., an Arizona corporation (the "Company"), approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's principal independent public accountants for fiscal 2004.

          During the Company's two most recent fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent interim period through the date of our engagement of Deloitte & Touche, neither the Company nor anyone on its behalf consulted with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.   Other Events and Regulation FD Disclosure.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Regulation FD Disclosure.

          Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not applicable.

Item 12.  Results of Operations and Financial Condition.

          Not applicable.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KNIGHT TRANSPORTATION, INC.


Date: April 12, 2004                  /s/ David A. Jackson
                                      --------------------------------
                                      David A. Jackson
                                      Chief Financial Officer